(On the upper third left corner of the cover page is a graphic square containing a gray and white drawing of a portion of a face, specifically, the right eye, three-quarters of a nose and mouth.)
---------------------------------------------------------
(The following appears under this line at the right margin:

                                              Carillon
                                               Capital
                                                Fund
                                                 of
                                              Carillon
                                             Investment
                                                Trust





                                               Annual
                                               Report
                                          October 31, 1997

            Carillon Investment Trust - Carillon Capital Fund
                 ANNUAL REPORT - A MESSAGE FROM THE PRESIDENT


October 31, 1997

FINANCIAL MARKETS

Stock prices in the United States moved sharply higher during most of the twelve months ending October 31, 1997. The Dow Jones Industrial Average traveled from just under 6000 to as high as almost 8300 before concerns over Southeast Asian financial market turmoil and lowered economic growth forecasts spread concern around the world for many stock markets, including the U.S. The stock market's advance was fueled by many of the same factors that had driven the market higher during the two previous years -- high levels of corporate profitability, continued economic growth, moderate inflation, low interest rates, and strong cash flows into equity mutual funds.

Sectors that led the stock market advance included computer related, financial, transportation, telecommunications, and oil and gas drilling and equipment shares. Sectors losing value during the period related to gold and precious metals, biotechnology, and footwear. Through the end of July the market also favored large multinational companies, but switched more toward smaller domestic stocks during the last few months.

Fixed income yields spent several months moving higher early in the year, topping out in mid-April. Over the next six months, long-term treasury yields fell as much as a full percent into the low 6 percent range. Extremely low levels of reported inflation, an easing of retail sales, and the belief that the Asian market activity would both slow the economy and also restrain the Federal Reserve from raising interest rates kept bonds rallying and yields falling right through the end of the period.

ASSET ALLOCATION

Under normal conditions, the Carillon Capital Fund will be structured approximately 63 percent, 30 percent, and 7 percent in stocks, bonds, and money market instruments, respectively. However, when market conditions change, the Fund repositions its asset mix to take advantage of investment opportunities or to reduce risk. The following table highlights the allocation of fund assets at October 31, 1997, six months ago, one year ago, and at a long term normal portfolio allocation.

             Carillon Capital Fund Asset Allocation

                10/31/97   4/30/97   10/31/96   Normal
Stocks             37%       35%        37%       63%
Bonds              37%       43%        45%       30%
Money Market       26%       22%        18%        7%

Total             100%      100%       100%      100%

The Capital Fund remains conservatively positioned having kept its stock exposure below 40 percent during the entire year and reducing its bond exposure in favor of increased levels of money market investments. The strong rally in the bond market leaves this market at elevated levels. The allocation to money market investments is well above normal because of the extended nature of stock market prices from a long-term perspective and our wish to have funds available to use when the lower stock prices we envision do occur.

Investment Philosophy and Performance

The Capital Fund has been managed since its inception with several underlying investment beliefs. All of these philosophies have hurt the short-term performance of the fund, as the Carillon Capital Fund performed poorly during this fiscal year. We are very disappointed with our relative performance and determined to improve it. Each investment belief listed below is founded on analyzing many years of investment history and theory. We strongly believe they are still valid.

- THE U.S. STOCK MARKET IS SELLING AT ITS HIGHEST COMBINED LEVEL OF EARNINGS, DIVIDENDS, BOOK VALUES, REPLACEMENT VALUES, SALES, AND PERCENTAGE OF GROSS DOMESTIC PRODUCT IN THIS CENTURY. This includes October, 1929. The Capital Portfolio's philosophy as an asset allocation fund is to own fewer stocks when they are so richly valued and more stocks when valuations are historically lower. Therefore, the fund has owned less than a normal allocation to U.S. stocks during 1997. This has negatively impacted fund performance.

- SMALLER STOCKS REPRESENT BETTER RELATIVE VALUE THAN LARGER CAPITALIZATION STOCKS. Smaller stocks have historically outperformed larger stocks because of better growth and profitability. Currently, despite selling for lower multiples of current earnings, smaller stocks are still projected to grow faster into the future. Therefore, the fund has owned a large percentage of smaller stocks. Smaller stocks advanced far less than larger stocks during the first seven months of 1997. This negatively impacted fund performance.

  DIVERSIFICATION IS AN IMPORTANT INVESTMENT PRINCIPLE.
  In theory, effective diversification reduces risk without sacrificing much return over the long run. Diversification in the Capital Fund includes owning international stocks, precious metal stocks, real estate related issues, and bonds, as well as traditional U.S. stocks. These market sectors have not kept pace with the strong U.S. general stock market. Precious metal stocks, in particular, have been extremely weak due to lower gold prices during 1997. These investments have negatively impacted fund performance to a small degree.

- BUYING STOCKS IN MARKETS THAT ARE WELL BELOW THEIR HIGHS AND WHICH SELL AT HISTORICALLY LOW LEVELS OF EARNING DIVIDENDS, BOOK VALUES, REPLACEMENT VALUES, AND PERCENTAGE OF GROSS DOMESTIC PRODUCT WILL PRODUCE THE BEST LONG-TERM RESULTS. The Capital Fund has begun investing in beaten-up markets such as Malaysia, South Korea, and Singapore that we believe represent excellent opportunities to own good companies at great prices. These markets are becoming cheap, but continue to go lower. These investments have negatively impacted fund performance to a small degree.

Obviously we are not pleased with the full year's performance, but the relative performance over the 3 months ending in October was considerably improved. We are making changes with individual securities and purchase and sale activity has picked up. However, we do not feel major changes would be beneficial. Well-founded investment strategies always look the most foolish just before they are successful. Owning lots of U.S. stocks in the 1970's look just as unrewarding as not owning lots of large stocks now in the 1990s. In order for investment strategies to show their merit, a full investment cycle should be experienced. While we have not participated nearly as well as I would like in the current market upswing, I have no intention of fully participating in the eventual downswing. I have great confidence that our underlying investment beliefs will carry us through the uncertain period ahead, experiencing relative performance with which we and our investors will be pleased.

Individual stock performance during the period highly varied with gains of more than 50 percent registered by FPIC Insurance Group, Strattec Security, ICN Pharmaceuticals, Griffon Corporation, and BWAY, while losses occurred in Korea Fund, GT Bicycles, and several precious metal related investments.


(Appearing here is a line graph which compares Carillon Capital Fuind with the S&P 500 Stock Index, Lipper Flexible Fund Average, Lehman Brothers U.S. Treasury Composite and Consumer Price Index, annually, for the period beginning February 29, 1988 through October, 1997 and covers a range from $5,000 to $60,000 in $5,000 increments. The following is found at the top left of the graph:

Carillon Capital Fund Average Annual Total Return
          Including 5% Sales Load

1 Year          5 Year          Inception
4.5%            9.7%            10.5%

Past performance is no guarantee of future results.


Performance comparisons assume the reinvestment of income dividends and capital gain distributions. The Carillon Capital Fund results reflect an initial 5 percent sales load and all mutual fund expenses. See the prospectus for situations which qualify for no sales load fees, such as qualified plan investments. None of the other comparative indices shown on this graph are reduced by a sales load; and the comparisons, other than the Lipper Flexible Fund Average, reflect no expenses. The Capital Fund is categorized as a "Flexible Fund" by Lipper and invests its assets among stocks, bonds, and money market instruments which makes comparisons with a single stock or bond index not totally comparative.

The Fund's total return of 9.9 percent over the past year has been very weak when compared to the average flexible fund benchmark. Relative performance has been held back by our defensive stance toward the financial markets and the inability of smaller stocks to keep pace with larger stocks. Over a full market cycle, I believe our approach will provide competitive returns with a good degree of price stability. The Fund currently has an overall three-star rating from Morningstar, Inc.* indicating an average risk-adjusted performance under the Morningstar rating system.

OUTLOOK

Stock prices continue to be very richly valued, despite the recent sell-off in the market that has brought the Dow Jones Industrial Average back to the 7600 level. Valuations are expensive whether one looks at prices in relation to earnings, book values, dividends, sales, Gross Domestic Product, replacement value of assets, or any other meaningful measure. Overvaluation does not mean stock prices cannot go higher, but means that longer-term risks are well above-average in relation to potential rewards. If the conditions of strong earnings, low inflation, low interest rates, and excellent money flows in the market continue, the advance will have some life still in it.

We still believe that corporate America will eventually experience profit problems that will cause a sharp reduction in stock prices rather than a stock decline being precipitated by higher interest rates. The cause of the profitability reduction from extremely high current levels is not knowable at this time, but a list of possible reasons includes: higher labor costs; competition from Asian companies with low labor costs, competitive currencies, excess capacity; a strong need to export; high consumer debt levels; higher energy prices from Middle East problems; costs from the Year 2000 computer fix; and a declining stock market affecting consumer confidence.

Our primary concern in the current market environment is to be able to limit losses in a decline and subsequently be able to invest wisely in anticipation of a future longer-term advance. The Fund remains in a defensive position from an asset allocation standpoint. Individual stock activity recently centers on higher quality foreign names in markets where prices have already retreated to more reasonable historical levels. We believe this, along with our diversification in Real Estate Investment Trusts and fixed income securities, will reward investors with greater protection from the inevitable slowdown in domestic stock performance.

We appreciate the confidence you have placed in the Carillon
Capital Fund and we look forward to providing you with better relative performance than we have recently experienced.

                                   Sincerely,
                                   /s/ George L. Clucas

                                   George L. Clucas, President
                                   November 30, 1997

_____________
*Morningstar, Inc. ratings are updated each month. The composite rating is calculated using a weighted average of the longer-term ratings. These ratings are based on each period's risk-adjusted average annual total returns. Ten percent of the funds in a category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the remaining 10% receive one star. The Capital Fund's three-year rating is 3 stars; five-year rating is 3 stars; and the average historical rating (77 months) is 3.4 stars.

This report has been prepared for the information of shareholders and is not authorized for distribution to prospective purchasers of the fund unless it is preceded by an effective prospectus for Carillon Investment Trust.

                                      Carillon Capital Fund
                        STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

ASSETS
Investments in securities, at value             $46,690,536
  (cost $43,333,917)
Receivables:
  Securities sold                                   446,003
  Interest and dividends                            273,788
Prepaid expenses and other                            1,886
                                                -----------
                                                 47,412,213
                                                -----------

LIABILITIES
  Investment securities purchased                  225,550
  Investment advisory fees                          30,628
  Professional fees                                 11,074
  Portfolio accounting and custody fees              4,782
  Trustees fees                                        487
  Printing expenses                                  2,855
  Transfer agency fees                               1,280
  Bank overdraft                                    16,194
  Other expenses                                     2,216
                                                -----------
                                                    295,066
                                                -----------
NET ASSETS
  Paid-in capital                                39,849,396
  Accumulated undistributed
   net investment income                            221,155
  Accumulated undistributed
   net realized gain                              3,689,977
  Unrealized appreciation, net                    3,356,619
                                                -----------
                                                $47,117,147
                                                ===========
Shares outstanding (without par value,
   unlimited authorization)                       3,512,104

Net asset value and redemption price per share       $13.42
                                                ===========


Offering price per share
   (Net asset value per share/.95)*                  $14.12
                                                ===========

_____________
*A sales charge of 5% is imposed on investments of less than $50,000. Reduced sales charges apply for investments in excess of this amount.



The accompanying notes are an integral part of the financial statements.

CARILLON CAPITAL FUND
STATEMENT OF OPERATIONS


For the Year Ended
October 31, 1997

INVESTMENT INCOME
   Interest                                     $ 1,827,411
   Dividends (net of foreign withholding
      taxes of $7,124)                              399,795
                                                 ----------
                                                  2,227,206
                                                 ----------
EXPENSES
   Investment advisory fees                         337,641
   Portfolio accounting fees                         28,937
   Trustee's fees and expenses                       17,606
   Custodial fees and expenses                       13,362
   Registration and filing fees                      11,270

   Professional fees                                 19,395
   Transfer agent fees                                9,811
   Other                                             11,791
                                                 ----------
                                                    449,813
                                                 ----------

NET INVESTMENT INCOME                             1,777,393
                                                 ----------
REALIZED AND UNREALIZED GAIN/LOSS
   Net realized gain on investments               3,633,883
   Net change in unrealized
   appreciation/(depreciation) of investments    (1,139,598)
                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS   2,494,285
                                                 ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                       $ 4,271,678
                                                ===========

The accompanying notes are an integral part of the financial statements

CARILLON CAPITAL FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                  For the Year ended October 31,
                                  1997             1996

OPERATIONS
Net investment income             $ 1,777,393      $ 1,871,475
Net realized gain on investments    3,633,883        3,323,005
Net change in unrealized
 appreciation/(depreciation)
 of investments                    (1,139,598)         445,916
                                  -----------      -----------
                                    4,271,678        5,640,396
                                  -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income              (1,751,289)      (1,913,442)
Net realized gain on investments    3,334,642)        (440,569)
                                  -----------      -----------
                                   (5,085,931)      (2,354,011)
                                  -----------      -----------

FUND SHARE TRANSACTIONS
Proceeds from shares sold             905,934          950,895
Issued in reinvestment
  of dividends                      5,085,587        2,353,855
Payments from shares redeemed        (931,167)     (10,364,075)
                                  -----------      -----------
                                    5,060,354       (7,059,325)
                                  -----------      -----------
NET INCREASE/(DECREASE)
 IN NET ASSETS                      4,246,101       (3,772,940)

NET ASSETS
Beginning of year                  42,871,046       46,643,986
                                  -----------      -----------
End of year                       $47,117,147      $42,871,046
                                  ===========      ===========
Undistributed
  Net Investment Income           $   221,155      $    223,040
                                  ===========      ===========
FUND SHARE TRANSACTIONS:
Sold                                   68,350           71,179
Issued in reinvestment
  of dividends                        394,234          181,443
   Redeemed                           (69,520)        (807,197)
                                  -----------      -----------

NET INCREASE/(DECREASE)
 FROM FUND SHARE TRANSACTIONS         393,064         (554,575)
                                  ===========      ===========


The accompanying notes are an integral part of the financial statements.

Carillon Capital Fund
Schedule of Investments

OCTOBER 31, 1997

                                       SHARES       VALUE
                                       ------       -----
COMMON STOCKS -35.77%

BANKING AND FINANCIAL SERVICES - 8.76%
Banco BHIF ADR                              22,000  $   380,875
Banco Frances Rio PLA-SP ADR                 4,000      100,752
BlackRock Strategic Term Trust              25,000      207,813
Chile Fund                                   9,000      202,500
Deutsche Bank AG Sponsored ADR               5,370      351,936
Fahnestock Viner Holdings Incorporated      19,000      362,188
FPIC Insurance Group Incorporated*          15,000      446,250
Hyperion 1999 Term Turst                   100,000      681,250
Income Opportunity Fund 1999                30,000      283,125
Income Opportunity Fund 2000                26,000      245,375
Korea Fund Incorporated                     15,960      130,672
New Germany Fund                            23,312      348,223
Templeton Global Income
 Fund Incorporated                          29,000      217,500
Washington Federal Incorporated              5,800      171,100
                                                    -----------
                                                      4,129,559
                                                    -----------
CAPITAL GOODS - 2.00%
AGCO Corporation                            10,000      290,000
Lindsay Manufacturing Company               15,057      653,097
                                                    -----------
                                                        943,097
                                                    -----------
CONSUMER CYCLICAL - 3.78%
CPAC Incorporated                           35,000      358,750
Griffon Corporation*                        18,000      284,625
NCI Building Systems Incorporated           11,000      400,813
Strattec Security Corporation*              14,000      381,500
Winsloew Furniture Incorporated*            25,000      353,906
                                                    -----------
                                                      1,779,594
                                                    -----------
CONSUMER NON-DURABLE - 2.71%
Complete Management Incorporated            18,000      312,750
GT Bicycles Incorporated*                   20,000      136,250
ICN Pharmaceuticals, Incorporated            6,800      327,250
Nam Tai Electronics*                        12,000      245,625
Vtech Holdings Limited*                     13,000      253,962
                                                    -----------
                                                      1,275,837
                                                    -----------

ENERGY - 3.48%
Cross Timbers Oil Company                    7,500      200,156
Domain Energy Corporation*                   2,150       37,088
Giant Industries Incorporated               19,000      340,813
KCS Energy Incorporated                     18,500      486,781
YPF SA  Sponsored ADR                       18,000      576,000
                                                    -----------
                                                      1,640,838
                                                    -----------
MANUFACTURING - 5.93%
AEP Industries, Incorporated*               11,169      357,408
BWAY Corporation *                          16,500      316,594
Carbide Graphite Group Incorporated*        18,000      641,250
Coeur D Alene Mines*                        15,000      155,625
De Beers Cons. Mines ADR                     8,000      192,000
Northwest Pipe Company*                     18,400      446,200
Royal Oak Mines Incorporated*               45,000      106,875
York Group, Incorporated                    18,000      418,500
Zeigler Coal Holding Company                 9,100      162,663
                                                    -----------
                                                      2,797,115
                                                    -----------
REAL ESTATE - 6.21%
Associated Estates Realty Corporation       20,000      458,750
City Developments Limited ADR               25,000      104,892
Evans Withycombe Residential                10,000      252,500
Merry Land & Investment Company             18,000      392,625
Mid-America Apartment Communities
  Incorporated                              12,000      339,000
Pacific Gulf Properties                     14,500      328,063
Trinet Corporate Realty Trust               10,000      361,875
United Dominion Realty Trust                25,000      346,875
Winston Hotels, Incorporated                25,000      340,625
                                                    -----------
                                                      2,925,205
                                                    -----------
SERVICE - .67%
Devon Group Incorporated*                    8,000      314,000
                                                    -----------


TECHNOLOGY - 1.70%
AFC Cable Systems Incorporated*             10,625      301,484
Axiohm Technology*                           1,730       28,761
Cabbies Corporation*                         5,000      121,250
Vertex Communications Corporation*          13,900      350,106
                                                    -----------
                                                        801,601
                                                    -----------
TRANSPORTATION - .53%
Northwest Airlines Corporation*              5,500      247,500
                                                    -----------
Total Common Stock (cost $14,000,612)                16,854,346
                                                    -----------

PREFERRED STOCK - .60%

Freeport McMoRan Copper & Gold Series       10,000      281,250
                                                    -----------
Total Preferred Stock (cost $347,887)

FOREIGN STOCK - .92%

NORWAY - .48%
Petrolia Drilling ASA*                      50,000      224,981
                                                    -----------
MALAYSIA - .44%
Bumi Armada Berhad*                        150,000      206,866
                                                    -----------
Total Foreign Stock  (cost $481,405)                    431,847
                                                    -----------

U.S. TREASURY OBLIGATIONS - 16.37%
                                       PRINCIPAL    VALUE
                                       ---------    -----
U.S. TREASURY NOTES - 16.37%
5.750% due 12/31/98
                                       $   500,000  $   500,781
6.375% due 01/15/99                      1,000,000    1,008,750
6.250% due 02/15/03                        500,000      510,469
5.750% due 08/15/03                        750,000      747,891
5.875% due 02/15/04                      1,200,000    1,204,875
7.250% due 05/15/04                        800,000      860,750
7.875% due  11/15/04                     1,800,000    2,005,875
7.500% due  02/15/05                       800,000      875,750
                                                    -----------
Total U.S. Treasury Notes
 (cost $7,411,112)                                    7,715,141
                                                    -----------

COLLATERALIZED MORTGAGE
OBLIGATIONS - 12.11%

FEDERAL HOME LOAN MORTGAGE
CORPORATION - 3.87%
1422 FA (6.080% due 11/15/07)<F1>      $   500,000  $   490,876
1662 H (6.250% due 01/15/09)               265,102      262,697
1559 VP (5.500 % due 02/15/20)             510,000      499,367
1631 SB (5.985% due 12/15/23)<F1>          755,000      569,971
                                                    -----------
                                                      1,822,911
                                                    -----------
FEDERAL NATIONAL
MORTGAGE ASSOCIATION - 8.24%
Remic 93-12 ED (7.500% due 02/25/06)     1,000,000    1,042,745
Remic 92-18 HC (7.500% due 03/25/07)       400,000      414,680
Remic 93-163 PN (7.000% due 07/25/07)      250,000      257,866
Remic 92-119 E (8.000% due 07/25/20)       500,000      514,834
Remic 92-112 E (8.000% due 12/25/20)       780,000      808,863
Remic 93-127 FA
(5.390% due 10/25/21)<F1>                  500,000      483,056
Remic 92-66 F
(6.188% due 05/25/22)<F1>                  360,967      362,372
                                                    -----------
                                                      3,884,416
                                                    -----------
Total Collateralized Mortgage
 Obligations (cost $5,613,229)                        5,707,327
                                                    -----------
MORTGAGE BACKED SECURITIES - 6.04%

FEDERAL HOME LOAN
MORTGAGE CORPORATION - 1.73%
7.500% due 06/01/07                         37,654       38,185
8.250% due 03/01/12                        105,585      109,083
8.500% due 03/01/16                        158,728      166,427
7.500% due 07/01/17                         59,910       61,273
11.000% due 04/01/19                       124,814      140,590
10.500% due 05/01/19                       114,807      125,929
11.000% due 11/01/19                       153,449      172,845
                                                    -----------
                                                        814,332
                                                    -----------
FEDERAL NATIONAL
MORTGAGE ASSOCIATION - 3.72%
9.500% due 09/01/05                         21,186       22,203
6.000% due 12/01/08                        282,057      278,213
5.500% due 01/01/09                        296,880      287,264
6.000% due 03/01/09                        219,796      216,800
5.500% due 04/01/09                        204,212      197,242
7.000% due 03/01/26                        460,067      461,893
6.500% due 02/01/26                        293,526      288,643
                                                    -----------
                                                      1,752,258
                                                    -----------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION - .59%
10.250% due 04/15/16                        21,166       22,992
9.000% due 11/15/16                         89,216       96,857
9.500% due 05/15/18                         46,889       50,742
9.000% due 12/15/19                        100,890      109,335
                                                    -----------
                                                        279,926
                                                    -----------
Total Mortgage-Backed Securities
 (cost $2,670,710)                                    2,846,516
                                                    -----------
CORPORATE BONDS AND NOTES - 2.01%

TECHNOLOGY - .78 %
Lowen Group International Incorporated
 (8.250% due 04/15/03)                     350,000  $   367,731
                                                    -----------
UTILITIES - 1.23%
New Orleans Public Service
 Incorporated (8.670% due 04/01/05)        300,000      304,391
TCI Communications Incorporated
(8.650% due 9/15/04)                       250,000      273,787
                                                    -----------
                                                        578,178
                                                    -----------
Total Corporate Bonds (cost $900,762)                   945,909

SHORT-TERM INVESTMENTS - 25.27%


VARIABLE RATE
DEMAND NOTES<F2> - 25.27%
American Family
Financial Services, Incorporated
(5.155% due 11/05/97)                  $ 2,225,178  $ 2,225,178
General Mills, Incorporated
( 5.155% due 11/04/97)                     560,684      560,684
Johnson Controls Incorporated
(5.185% due 11/04/97)                    2,604,105    2,604,105
Pitney Bowes Credit Corporation
(5.164% due 11/04/97)                    2,313,621    2,313,621
Sara Lee Corporation
(5.144% due 11/04/97)                    1,747,761    1,747,761
Warner Lambert Company
(5.136% due 11/05/97)                    1,887,108    1,887,108
Wisconsin Electric Power Corporation
(5.205% due 11/05/97)                      569,743      569,743
                                                    -----------
                                                     11,908,200

                                                    -----------
Total Short-Term Investments
(cost $11,908,200)


TOTAL INVESTMENTS - 99.09%
(cost $43,333,917)                                   46,690,536<F3>
                                                    -----------
OTHER ASSETS AND LIABILITIES - .91%                     426,611
                                                    -----------
TOTAL NET ASSETS - 100.00%                          $47,117,147
                                                    ===========
--------------
*Non-income producing
(ADR) American Depository Receipt

<F1> Interest rates vary periodically based on current market rates.  Rates shown are as of October 31, 1997.

<F2> Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of October 31, 1997

<F3> Gross unrealized appreciation and depreciation of
securities at October 31, 1997 for financial reporting purposes was $4,322,865 and $966,246 respectively; tax amounts were substantially the same.

The accompanying notes are an integral part of the financial statements.

CARILLON CAPITAL FUND
NOTES TO FINANCIAL STATEMENTS

October 31, 1997


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Capital Fund (the Fund) is a series of Carillon Investment Trust (the Trust) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above average quality by investing in equity securities, debt instruments, and money market instruments.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATION - Securities traded on securities exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day of valuation, or if there were no reported sales on that date, the last bid price. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in such securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees. Money market instruments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All accretion of discounts is recognized currently under
the effective interest method.   Amortization of premiums is
recognized currently under the straight-line method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. The cost of investments is substantially the same for financial reporting and tax purposes.

FEDERAL TAXES - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains. Therefore, no provision for income or excise taxes has been recorded.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS - Dividends from net investment income are declared and paid quarterly by the Fund. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are automatically reinvested in additional shares of the Fund at the net asset value per share unless the shareholder requests such dividends and distributions be paid in cash.

The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser) under terms of an Investment Advisory Agreement. Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all amounts over $150,000,000 of the net assets of the Fund.

The Investment Advisory Agreement provides that if, in any calendar quarter, the total of all ordinary business expenses applicable to the Trust should exceed the expense limitations as required by any applicable state law, the Adviser will reimburse the Trust for such excess. No such reimbursements were required for the periods presented in the financial statements.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund.

DISTRIBUTION AGREEMENT - The Distributor serves as the principal underwriter of the shares of the Trust pursuant to a Distribution Agreement with the Trust. Under the terms of this agreement, the Distributor will pay all expenses related to selling and distributing the Trust's shares, including preparing, printing and mailing sales materials. The Distributor receives a percentage of the offering price of fund shares sold to unaffiliated parties ranging from 5% on investment of less that $50,000 to .5% on investments in excess of $2,500,000. During the year ended October 31, 1997, the Distributor received commission of $116.

OTHER - At October 31, 1997, The Union Central Life Insurance Company (Union Central) owned 1,177,610 shares of the Fund and certain Union Central employee benefit plans owned 1,626,439 shares of the Fund. Together these interests represent a controlling person of the Fund and is able to cast a deciding vote on matters submitted to a vote of the Fund's shareholders.

Union Central owns all of the outstanding stock of Carillon
Investments, Inc. and Carillon Advisers, Inc.

Each trustee who is not affiliated with the Adviser receives fees from the Trust for services as a trustee.

NOTE 3 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the year  ended October
31, 1997, excluding short-term securities, follow:

                                 Cost of         Proceeds
                                 Purchases       from Sales
                                 ---------       ----------
Common Stocks                    $12,136,773     $12,317,029
U.S. Government Securities         3,213,023       3,024,567
Corporate Bonds                      398,904       2,913,729
                                 -----------     -----------
                                 $15,748,700     $18,255,325
                                 ===========     ===========

NOTE 4 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                      Year ended October 31,
                             1997     1996     1995     1994     1993

Net Asset Value,
Beginning of year            $13.75   $12.70   $13.01   $13.00   $12.45
                             ------   ------   ------   ------   ------
Investment Operations:
Net investment income           .51      .60      .52      .35      .42

Net realized
and unrealized gain             .75     1.17      .73      .16     1.27
                             ------   ------   ------   ------   ------
Total from
Investment Operations          1.26     1.77     1.25      .51     1.69
                             ------   ------   ------   ------   ------
Distributions:
Net investment income          (.52)    (.60)    (.51)    (.32)    (.42)
Net realized gain             (1.07)    (.12)   (1.05)    (.18)    (.72)
                             ------   ------   ------   ------   ------
Total Distributions           (1.59)    (.72)  (1.56)    (.50)    (1.14)

Net Asset Value,
End of year                  $13.42   $13.75   $12.70   $13.01   $13.00
                             ======   ======   ======   ======   ======
Total Return<F1>              9.94%   14.38%   10.88%    4.56%   14.50%

Ratios/Supplemental Data:
Net Assets,
End of year (000's)          $47,117  $42,871  $46,644  $41,849  $33,863

Ratio of Expenses to
Average Net Assets            1.00%    1.02%    1.01%    1.05%    1.11%
Ratio of Net Investment
Income to Average Net Assets  3.95%    4.52%    4.44%    3.89%    3.35%

Portfolio Turnover Rate      45.40%   47.43%   42.07%   53.20%   43.35%

Average Commission
Rate Paid<F2>                $ .0529  $ .0631







<F1> Assumes sales load is not imposed on either initial investment or reinvestment of distributions.

<F2> Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.

FEDERAL INCOME TAX INFORMATION (unaudited)

During the year ended October 31, 1997, the Fund made total distributions of $1.59 per share, of which $.52 per share is from investment income and $1.07 per share is from net realized gains. Of the $.52 per share, 13% qualified for the dividends-received deduction for corporations.

Carillon Capital Fund
Independent Auditor's Report

To the Board of Trustees and Shareholders of Carillon Capital Fund of Carillon Investment Trust

We have audited the accompanying statement of assets and liabilities of Carillon Capital Fund, including the schedule of investments, as of October 31, 1997, the related statement of operations and the statements of changes in net assets for the periods presented, and the financial highlights for the three years in the period then ended. These financial statements and financial highlights ("financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the other years presented were audited by other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit incudes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Carillon Capital Fund as of October 31, 1997, the results of its operations and the statements of changes in its net assets for the periods presented, and the financial highlights for the three years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Dayton, Ohio
December 5, 1997